Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of February 24, 2021 (the “Effective Date”), among ASLAN Pharmaceuticals Limited, an exempted company with limited liability incorporated under the laws of the Cayman Islands (the “Company”), and each purchaser identified on Exhibit A attached hereto (each a “Purchaser” and collectively the “Purchasers”). The Company and the Purchasers are sometimes each referred to herein as a “Party” and collectively as the “Parties.”

WHEREAS, the Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act.

WHEREAS, each Purchaser wishes to purchase and subscribe for, and the Company wishes to sell and issue, upon the terms and conditions stated in this Agreement, ordinary shares of the Company of a nominal or par value of US$0.01 per ordinary share (the “Ordinary Shares”), it being understood that those Ordinary Shares will be exchanged for ADSs (as defined below) upon the terms and subject to the conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser, severally and not jointly, agree as follows:

1. DEFINITIONS

1.1    Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings set forth in this Section 1.1:

“ADSs” means the Company’s American Depositary Shares, each representing five Ordinary Shares.

“Business Day” means any day other than a Saturday, a Sunday or other day on which commercial banks in New York, New York are authorized or required by law or regulation to close.

“Closing” means the closing of the purchase and sale of the Ordinary Shares on the Closing Date pursuant to Section 2.1 of this Agreement.

“Closing Date” means February 25, 2021.

“Closing Price” means $0.704 per Ordinary Share.

“Confidentiality Agreements” means that certain Reciprocal Confidentiality Agreement by and between the Company and Citadel Americas LLC, effective as of August 11, 2020 and that certain Nondisclosure Agreement by and between the Company and Vivo Capital, effective as of March 4, 2020.

“Deposit Agreement” means that certain Amended and Restated Deposit Agreement (the “Deposit Agreement”), dated as of September 8, 2020, among the Company, the Depositary, and the holders and beneficial owners from time to time of the ADSs.

“Depositary” means JPMorgan Chase Bank, N.A., as depositary under the Deposit Agreement.

“Effectiveness Date” means the date the Resale Registration Statement pursuant to Section 4 has been declared effective by the Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Governmental Authority” means any federal, state, provincial, local, municipal, foreign or other governmental or quasi-governmental authority, including any arbitrator and applicable securities exchanges, or any department, minister, agency, commission, commissioner, board, subdivision, bureau, agency, instrumentality, court or other tribunal of any of the foregoing.

“IFRS” means international financial reporting standards.

“Material Adverse Effect” means a circumstance that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or prevents or materially impairs the validity of the Ordinary Shares or (ii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, shareholder’s equity, results of operations, business or properties of the Company and any subsidiary (as defined below) taken as a whole, except to the extent that any such Material Adverse Effect results from (i) changes in the Company’s industry generally or in conditions in the economy or capital or financial markets generally, including changes in interest or exchange rates, (ii) any effect caused by the announcement or pendency of the transactions contemplated by this Agreement, (iii) changes in general legal, regulatory, political, economic or business conditions or changes to the accounting standards applicable to comparable companies, (iv) acts of war, sabotage or terrorism, or any escalation or worsening of any such acts of war, sabotage or terrorism, or (v) earthquakes, hurricanes, floods, escalation or worsening of any pandemics or other natural disasters.

“Nasdaq” means the Nasdaq Global Market.

“Resale Registration Statement” means a registration statement or registration statements of the Company filed under the Securities Act pursuant to Section 4 hereof.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Documents” means collectively all reports, schedules, forms, statements and other documents required to be filed or furnished by the Company pursuant to the Securities Act or the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, including the exhibits thereto and documents incorporated by reference therein.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO of the Exchange Act, but shall be deemed to not include the location and/or reservation of borrowable ADSs.

“subsidiary” means any individual or entity the Company wholly owns or controls, or in which the Company, directly or indirectly, owns a majority of the voting stock or share capital or similar voting interest, in each case that would be disclosable pursuant to Item 601(b)(21) of Regulation S-K promulgated under the Securities Act.

“Trading Day” means a day on which the ADSs are traded on Nasdaq.

“Transaction Documents” means this Agreement, and any other documents or agreements executed and delivered to the Purchasers in connection with the transactions contemplated hereunder.

2. PURCHASE AND SALE

2.1    Closing.

(a)    At the Closing, upon the terms set forth herein, the Company hereby agrees to issue and sell to each Purchaser, and each Purchaser agrees to subscribe for and purchase from the Company, severally and not jointly, the number of Ordinary Shares set forth opposite such Purchaser’s name under the heading “Number of Ordinary Shares to be Purchased” on Exhibit A hereto, at a purchase price equal to the Closing Price.

(b)    At the Closing, each Purchaser shall deliver to the Company via wire transfer of immediately available funds equal to the purchase price to be paid by such Purchaser for the Ordinary Shares to be acquired by it as set forth opposite such Purchaser’s name under the heading “Purchase Price of Ordinary Shares” on Exhibit A hereto in accordance with the Company’s written wire instructions delivered to such Purchaser at least one (1) Business Day prior to the Closing Date, and the Company shall deliver to each Purchaser its respective Ordinary Shares in the amounts set forth opposite such Purchaser’s name on Exhibit A hereto, deliverable at the Closing on the Closing Date in accordance with Section 2.2 of this Agreement. The Closing shall occur remotely via the exchange of documents on the Closing Date or such other time and location as the parties shall mutually agree.

2.2    Deliveries; Closing Conditions.

(a)    At the Closing, the Company will deliver or cause to be delivered to each Purchaser duly executed share certificate(s) in electronic form (with the original form to be delivered promptly following the Closing), in the name of such Purchaser, together with a copy of the register of members of the Company (with a certified copy to be delivered promptly following the Closing), evidencing the Ordinary Shares being issued and sold to such Purchaser. Each certificate representing the Ordinary Shares being issued and sold hereunder shall be endorsed with the legend set forth in Section 3.2(l).

(b)    The respective obligations of the Company, on the one hand, and the Purchasers, on the other hand, hereunder in connection with the Closing are subject to the following conditions being met:

(i)

the accuracy in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be accurate in all respects) on the Closing Date of the representations and warranties contained herein (unless made as of a specified date therein (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be accurate in all respects) as of such specified date) of the Company (with respect to the obligations of the Purchasers) and the Purchasers (with respect to the obligations of the Company); and

(ii)

all obligations, covenants and agreements of the Company (with respect to the obligations of the Purchasers) and the Purchasers (with respect to the obligations of the Company) required to be performed at or prior to the Closing Date shall have been performed in all material respects.

3. REPRESENTATIONS AND WARRANTIES

3.1    Representations and Warranties of the Company. Except as set forth in the SEC Documents, which disclosures serve to qualify these representations and warranties in their entirety, the Company represents and warrants to the Purchasers that the statements contained in this Section 3.1 are true and correct as of the date hereof and as of the Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date):

(a)    The Company is a company duly incorporated as an exempted company with limited liability, validly existing and in good standing under the laws of the Cayman Islands. The Company has all requisite power and authority to own, lease, operate its properties and to carry on its business as it is currently being conducted.

(b)    The Company has full power and authority to enter into, execute and deliver this Agreement and each agreement, certificate, document and instrument to be executed and delivered by the Company pursuant to this Agreement and to perform its obligations hereunder. The execution and delivery by the Company of this Agreement and the performance by the Company of its obligations hereunder have been duly authorized by all requisite actions on its part.

(c)    This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by the availability of specific performance, injunctive relief, or other equitable remedies.

(d)    The authorized, issued and outstanding share capital of the Company as of September 30, 2020 is as set forth in the SEC Documents. The outstanding share capital of the Company as of February 23, 2021 is as follows: 287,663,300 Ordinary Shares issued and outstanding, including 53,393,470 Ordinary Shares issued to JPM as depositary for future issuances under the Company’s current at the market equity line. After completion of the transactions contemplated by this Agreement, there will be no fewer than 313,231,480 Ordinary Shares issued and outstanding, including 53,393,470 Ordinary Shares issued to JPM as depositary for future issuances under the Company’s current at the market equity line. Except as set forth in this Section 3.1(d) and the SEC Documents, there are no options, warrants, convertible debt, other convertible instruments or other rights, agreements, arrangements or commitments of any character issued by the Company relating to the issued or unissued share capital of the Company or obligating the Company to issue or sell any share capital or other securities of the Company or any securities or obligations convertible or exchangeable into or exercisable for, or giving any person a right to subscribe for or acquire, any securities of the Company, and no securities or obligations evidencing such rights are authorized, issued or outstanding. All of the issued and outstanding Ordinary Shares have been issued in compliance with all applicable securities laws, without violation of any preemptive rights, rights of first refusal or other similar rights. The rights of the Ordinary Shares to be issued to the Purchasers as Ordinary Shares shall be as stated in the Tenth Amended and Restated Memorandum and Articles of Association of the Company.

(e)    The Ordinary Shares being issued pursuant to this Agreement have been duly authorized and, when issued and delivered to and paid for by the Purchasers pursuant to this Agreement, will be validly issued, fully paid and non-assessable and free and clear of any pledge, mortgage, security interest, encumbrance, lien, charge, assessment, right of first refusal, right of pre-emption, third party right or interest, claim or restriction of any kind or nature, except for restrictions arising under the applicable securities laws or created by virtue of this Agreement (including the registration rights provisions in Section 4 in this Agreement).

(f)    The execution, delivery and performance of this Agreement (including compliance by the Company with all of the provisions hereof), the issuance and sale of the Ordinary Shares pursuant to this Agreement and the consummation of the transactions contemplated hereby, will not (i) violate any provision of the organizational documents of the Company; (ii) violate any laws or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, of any jurisdiction to which the Company or any of its subsidiaries or any of its properties is subject in respect of the transactions contemplated under this Agreement or which may otherwise be applicable to the Company in connection with the performance of this Agreement; or (iii) conflict with, result in a breach of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of any agreement, indenture, or instrument to which the Company or its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject.

(g)    Neither the execution and delivery by the Company of this Agreement, nor the consummation by the Company of any of the transactions contemplated hereby, nor the performance by the Company of this Agreement in accordance with its terms requires the consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, or the giving notice to, any federal, state, local or other governmental or public body or authority or any third party, except such as (1) have been or will have been obtained, made or given on or prior to the Closing Date and (2) will be obtained in accordance with the terms of Section 4 of this Agreement.

(h)    The business of the Company or its subsidiaries is not being conducted, and has not been conducted at any time during the three years prior to the date hereof, in violation of any law or government order applicable to the Company except for violations that do not and would not have a Material Adverse Effect.

(i)    The Company has filed or furnished, as applicable, all SEC Documents required to be filed or furnished by it with the Commission and Nasdaq for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) pursuant to the applicable securities laws and stock exchange rules. As of their respective filing or furnishing dates, or to the extent corrected by a subsequent restatement, the SEC Documents complied in all material respects with the requirements of the Sarbanes-Oxley Act of 2002, the Securities Act, the Exchange Act or Nasdaq’s rules, as the case may be, and the rules and regulations promulgated thereunder, as applicable, to the respective SEC Documents, and, none of the SEC Documents, at the time they were filed or furnished, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of the date of this Agreement, the Company’s ADSs (each representing five Ordinary Shares) are listed on Nasdaq, and the Company has not received any notification that the Commission or Nasdaq is contemplating suspending or terminating such listings (or the applicable registration under the Exchange Act related thereto).

(j)    The financial statements (including any related notes) contained in the SEC Documents (collectively, the “Financial Statements”): (A) were prepared in accordance with IFRS applied on a consistent basis throughout the periods covered thereby (except (a) as may be otherwise indicated in such Financial Statements or the notes thereto, or (b) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed to summary statements) and (B) fairly present in all material respects the consolidated financial position of the Company and the subsidiaries as of the respective dates thereof and the consolidated results of operations and cash flows of the Company and the subsidiaries for the periods covered thereby, in each case except as disclosed therein or in the SEC Documents and as permitted under the Exchange Act.

(k)    The Company has established and maintains a system of internal control over financial reporting (as defined in Rule 13a-15 or 15d-15, as applicable, under the Exchange Act) sufficient to provide reasonable assurance regarding the reliability of financial reporting, including policies and procedures that (A) mandate the maintenance of records that in reasonable detail accurately and fairly reflect the material transactions and dispositions of the assets of the Company, (B) provide reasonable assurance that transactions are recorded as necessary to permit preparation of Financial Statements in accordance with IFRS, and that receipts and expenditures of the Company are being made only in accordance with appropriate authorizations of management and the board of directors of the Company and (C) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the assets of the Company. There are no material weaknesses in the Company’s internal controls. Since the date of the latest audited financial statements included or incorporated by reference in the SEC Documents, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(l)    Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2 of this Agreement, no registration under the Securities Act is required for the offer and sale of the Ordinary Shares by the Company to the Purchasers as contemplated hereby nor under the Transaction Documents.

(m)    There are no actions, suits, proceedings or arbitrations by or against the Company or its subsidiaries pending (of which the Company or its subsidiaries has received notice or otherwise has knowledge) before any Governmental Authority, or, to the Company’s or any of its subsidiaries’ knowledge, threatened to be brought by or before any Governmental Authority, that would have a Material Adverse Effect. There is no unsatisfied judgment, decree, injunction, ruling or order of any governmental authority or arbitrator outstanding against or any open injunction binding upon the Company or its subsidiaries that would have a Material Adverse Effect.

(n)    Since January 1, 2020, the Company and its subsidiaries have carried on their respective businesses in the ordinary course, consistent with past practice, and, there has not been any change, development, occurrence or event that constitutes a Material Adverse Effect.

(o)    The Company owns, possesses, licenses or has other rights to use, all patents, patent applications, trade and service marks, trade and service mark applications and registrations, trade names, trade secrets, inventions, copyrights, licenses, technology, know-how and other intellectual property rights and similar rights described in the SEC Documents (collectively, the “Intellectual Property Rights”), free and clear of all material liens, security interests, or encumbrances. To the knowledge of the Company, the patents, trademarks and copyrights held or licensed by the Company included within the Intellectual Property Rights are valid, enforceable and subsisting. To the Company’s knowledge, there is no infringement by third parties of any of the Intellectual Property Rights. No action, suit, claim or other proceeding is pending or, to the knowledge of the Company, is threatened, challenging the validity, enforceability, scope, registration, ownership or use of any of the Intellectual Property Rights. No action, suit, claim or other proceeding is pending or, to the knowledge of the Company, is threatened, challenging the Company’s rights in or to any Intellectual Property Rights. To the knowledge of the Company, the development, manufacture, sale, and any currently proposed use of any of the products, proposed products or processes of the Company referred to in the SEC Documents, in the current or proposed conduct of the business of the Company, do not currently, and will not upon commercialization, to the knowledge of the Company, infringe any right or valid patent claim of any third party. To the knowledge of the Company, no third party has any ownership right in or to any Intellectual Property Rights in any field of use that is exclusively licensed to the Company, other than any licensor to the Company of such Intellectual Property Rights, except as set forth in the SEC Documents. To the knowledge of the Company, no employee, consultant or independent contractor of the Company is in or has ever been in violation in any material respect of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer or independent contractor where the basis of such violation relates to such employee’s employment or independent contractor’s engagement with the Company or actions undertaken while employed or engaged with the Company. The Company has taken reasonable measures to protect its confidential information and trade secrets and to maintain and safeguard the Intellectual Property Rights, including the execution of appropriate nondisclosure and confidentiality agreements. All patents and patent applications owned by or licensed to the Company or under which the Company has rights have, to the knowledge of the Company, been duly and properly filed and maintained; to the knowledge of the Company, there are no material defects in any of the patents or patent applications disclosed in the Registration Statement and the Prospectus as being owned by the Company and its Subsidiaries; to the knowledge of the Company, the parties prosecuting such applications have complied with their duty of candor and disclosure to the United States Patent and Trademark Office (“USPTO”) in connection with such applications; and the Company is not aware of any facts required to be disclosed to the USPTO that were not disclosed to the USPTO and which would preclude the grant of a patent in connection with any such application or could form the basis of a finding of invalidity with respect to any patents that have issued with respect to such applications.

(p)    All material franchises, permits, licenses, consents and other permissions, authorizations, orders, filings, registrations, notifications, certificates, clearances, qualifications and approvals (“Permits”), for carrying on the business of the Company described in the SEC Documents, including all Permits required therefor by any applicable Regulatory Agency, have been obtained and are in full force and effect, except as would not have a Material Adverse Effect. The Company has not been notified in writing that any such Permits will be revoked or is incapable of renewal, except for any approvals required from the applicable Regulatory Agencies for the clinical development or marketing of any of the Company’s product candidates that has not yet been initiated or where the failure to obtain any such Permit would not have a Material Adverse Effect. For purposes of this Agreement, “Regulatory Agency” means any U.S. federal, state or local regulatory agency, department, bureau or other governmental authority in the United States or the United Kingdom, including the United States Food and Drug Administration, in each case that is responsible for registrations necessary for, or otherwise governs, the manufacture, handling, use, storage, import, transport, distribution or sale of any pharmaceutical product.

(q)    As to each drug product subject to the jurisdiction of any U.S. federal, state, local or foreign regulatory body that regulates the types of matters subject to the jurisdiction of the U.S. Food and Drug Administration (each, a “Health Authority”) that is manufactured, packaged, labeled, tested, distributed, sold, and/or marketed by the Company (each such product, a “Pharmaceutical Product”), such Pharmaceutical Product is being manufactured, packaged, labeled, tested, distributed, sold and/or marketed by or on behalf of the Company in compliance in all material respects with all applicable requirements under any applicable laws, rules and regulations relating to registration, investigational use, premarket clearance, licensure, or application approval, good manufacturing practices, good laboratory practices, good clinical practices, product listing, quotas, labeling, advertising, record keeping and filing of reports. Except as disclosed in the SEC Documents, there is no pending, completed or, to the Company’s knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company, and the Company has not received any written notice, warning letter or other communication from any Health Authority, which (i) imposes a hold on or requires or threatens the termination, suspension or modification of any pre-clinical or clinical investigation or study (including animal studies) being conducted on any Pharmaceutical Product by or on behalf of the Company or in which the Company has participated, (ii) enjoins production at any facility of or utilized by the Company, (iii) enters or proposes to enter into a consent decree of permanent injunction with the Company, or (iv) otherwise alleges any material violation of any laws, rules or regulations by the Company. The currently pending clinical trials, studies and other preclinical tests of the Pharmaceutical Products conducted by or on behalf of the Company are being conducted in all material respects in compliance with all applicable requirements of the Health Authority, including, but not limited to, the Federal Food, Drug and Cosmetic Act, as amended, and the regulations thereunder, and in accordance with experimental protocols, procedures and with controls generally used by qualified experts in the preclinical or clinical study of new drugs. Except as disclosed in the SEC Documents, the Company has not been informed in writing by any Health Authority that such Health Authority will prohibit the marketing, sale, license or use in in any jurisdiction in which the Company operates of any Pharmaceutical Product proposed to such Health Authority to be developed, produced or marketed by the Company nor, to the Company’s knowledge, has any Health Authority expressed in any meeting with the Company or written communication to the Company any concern as to approving or clearing for marketing any Pharmaceutical Product being developed or proposed to be developed by the Company. To the Company’s Knowledge, there are no serious adverse events that have resulted from any of such studies, tests or trials that were not disclosed as required to any Health Authority.

(r)    Neither the Company, nor to the Company’s knowledge, any director, officer, agent, employee or other person or entity acting on behalf of the Company has, in the course of its actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, the U.K. Bribery Act 2010, as amended, or any similar law or legislation; or made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(s)    Neither the Company, nor to the Company’s knowledge, any director, officer, agent, employee or other person or entity acting on behalf of the Company is currently subject to any U.S. sanctions administered or enforced by the Office of Foreign Assets Control of the U.S. Treasury Department, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority.

(t)    The operations of the Company are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

(u)    No brokerage, finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person or entity with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any such fees or with respect to any claims made by or on behalf of other persons or entities for fees of a type contemplated in this subsection that may be due in connection with the transactions contemplated by this Agreement.

(v)    Neither the Company, nor any of its affiliates, nor any person or entity acting on its or their behalf, has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of securities contemplated hereby.

(w)    Neither the Company, nor any of its affiliates, nor any person or entity acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Ordinary Shares as contemplated hereby, (ii) as it relates to the offer and sale by the Company of the Ordinary Shares as contemplated hereby, require registration of any of the Ordinary Shares or ADSs under the Securities Act or (iii) cause transactions contemplated by this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act, nor will the Company take any action or steps that would require registration of the issuance of any of the Ordinary Shares or ADSs under the Securities Act (other than pursuant to the registration rights set forth below) or would cause the transactions contemplated by this Agreement to be integrated with other securities offerings for purposes of the Securities Act.

(x)    Neither the Company, nor to the Company’s knowledge, any director, executive officer or other officer of the Company, any beneficial owner (as that term is defined in Rule 13d-3 under the Exchange Act) of 20% or more of the outstanding Ordinary Shares, calculated on the basis of voting power, any “promoter” (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the date hereof, is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), and the Company has exercised reasonable care in determining the foregoing. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e) and has furnished to the Purchasers a copy of any such disclosures and will notify the Purchasers of the occurrence of any Disqualification Event occurring subsequent to the date hereof and prior to the Closing. The Company is not for any other reason disqualified from reliance upon Regulation D for purposes of the transactions contemplated hereby. The Company is not a “shell company” (as defined in Rule 12b-2 under the Exchange Act).

(y)    The Company is not and, following the Closing, will not be required to register as an investment company under the Investment Company Act of 1940, as amended.

(z)    The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length Purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any such Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Purchasers’ purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement has been based on the independent evaluation of the transactions contemplated hereby by the Company and its representatives, and has only relied on the representations of the Purchasers set forth herein.

(aa)    The ADSs are registered pursuant to Section 12(b) or 12(g) of the Exchange Act. The Company has taken no action designed to, or which is reasonably likely to, have the effect of terminating the registration of such ADSs under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the twelve (12) months preceding the date hereof, received notice from Nasdaq to the effect that the Company is not in compliance with the listing or maintenance requirements of Nasdaq.

(bb)    Except as disclosed in the SEC Documents, there are no outstanding loans, advances (except advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or any affiliate of the Company to or for the benefit of any of the officers or directors of the Company or any affiliate of the Company or any of their respective family members that are required to be disclosed and have not been disclosed in the SEC Documents.

(cc)    The Company acknowledges and agrees that, notwithstanding anything herein to the contrary, the Ordinary Shares may be pledged by the Purchasers in connection with a bona fide margin agreement, which shall not be deemed to be a transfer, sale or assignment of the Ordinary Shares hereunder, and such Purchaser effecting a pledge of Ordinary Shares shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement, provided such pledge shall be effected in compliance with the Securities Act and the rules and regulations promulgated thereunder. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Ordinary Shares may reasonably request in connection with a pledge of the Ordinary Shares to such pledgee by such Purchaser.

(dd)    In connection with the transactions contemplated by this Agreement, the Company has not entered into any other securities purchase agreements, side letter agreement or other similar agreement or understanding (written or oral) with any Purchaser or any other investor or potential investor in connection with such Purchaser’s, investor’s or potential investor’s direct or indirect investment in the Company.

3.2    Representations, Warranties and Covenants of the Purchasers. Each Purchaser, severally and not jointly, for itself and for no other Purchaser, hereby represents, warrants and covenants to the Company as of the Closing Date:

(a)    Purchaser represents and warrants that: (i) Purchaser has all requisite power and has taken all requisite action to execute and deliver this Agreement, to purchase the Ordinary Shares and to carry out and perform all of the Purchaser’s obligations under this Agreement; and (ii) this Agreement constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except (x) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws of general application relating to or affecting the enforcement of creditors’ rights generally and (y) as limited by the availability of specific performance, injunctive relief, or other equitable principles.

(b)    At the time such Purchaser was offered the Ordinary Shares, it was, and as of the date hereof is: (i) either (A) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act, or (B) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act, (ii) an Institutional Account as defined in Financial Industry Regulatory Authority Rule 4512(c), and (iii) a sophisticated institutional investor, experienced in investing in private equity transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, including such Purchaser’s participation in the transactions contemplated by this Agreement. Such Purchaser has determined based on its own independent review and such professional advice as it deems appropriate that its purchase of the Ordinary Shares and participation in the transactions contemplated by this Agreement (i) have been duly authorized and approved by all necessary action, except that would not reasonably be expected to have a material adverse effect on the legal authority of Purchaser to enter into and timely perform its obligations under this Agreement, (ii) do not and will not violate or constitute a default under its charter, by-laws or other constituent document or under any law, rule, regulation, agreement or other obligation by which it is bound, except that would not reasonably be expected to have a material adverse effect on the legal authority of Purchaser to enter into and timely perform its obligations under this Agreement and (iii) are a fit, proper and suitable investment for such Purchaser, notwithstanding the substantial risks inherent in investing in or holding the Ordinary Shares. Such Purchaser is able to bear the substantial risks associated with its purchase of the Ordinary Shares, including but not limited to loss of its entire investment therein.

(c)    Each Purchaser is purchasing the Ordinary Shares for such Purchaser’s own account, and not with a present view to, or for, resale or distribution thereof, in whole or in part, except in compliance with the Securities Act and the rules and regulations promulgated thereunder. Each Purchaser understands that its acquisition of the Ordinary Shares has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of each Purchaser’s investment intent as expressed herein. Each Purchaser will only offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of), directly or indirectly, the Ordinary Shares in compliance with the Securities Act and the rules and regulations promulgated thereunder.

(d)    Each Purchaser represents and acknowledges that such Purchaser has not been solicited to offer to purchase or to purchase any Ordinary Shares by means of any general solicitation or advertising within the meaning of Regulation D under the Securities Act.

(e)    Each Purchaser represents that such Purchaser is not a person of the type described in Section 506(d) of Regulation D under the Securities Act that would disqualify the Company from engaging in a transaction pursuant to Section 506 of Regulation D under the Securities Act.

(f)    Each Purchaser understands that the Ordinary Shares are being offered and sold to such Purchaser in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of each Purchaser to acquire the Ordinary Shares. Each Purchaser further acknowledges and understands that the Ordinary Shares may not be resold or otherwise transferred except in a transaction registered under the Securities Act or unless an exemption from such registration is available.

(g)    Each Purchaser understands that nothing in this Agreement or any other materials presented to the Purchasers in connection with the purchase and sale of the Ordinary Shares constitutes legal, tax or investment advice. Each Purchaser has consulted such legal, tax and investment advisors and made such investigations as each Purchaser, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Ordinary Shares.

(h)    As of the Closing Date, each Purchaser has not directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with such Purchaser, engaged in any purchases or sales of the Company’s securities (including, without limitation, any Short Sales involving the Company’s securities) since the time that such Purchaser was first contacted by the Company or any other person regarding the transactions contemplated hereby. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment bank or vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets, this Section 3.2(h) shall apply only with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Ordinary Shares covered by this Agreement. Each Purchaser covenants that neither such Purchaser nor any person acting on such Purchaser’s behalf or pursuant to any understanding with such Purchaser will engage in any purchases or sales of the Company’s securities (including, without limitation, any Short Sales involving the Company’s securities) prior to the time that all material nonpublic information disclosed to such Purchaser is publicly disclosed pursuant to Section 5.1 of this Agreement. Notwithstanding the foregoing, in the case of a Purchaser that is a multi- managed investment bank or vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Ordinary Shares covered by this Agreement.

(i)    Each Purchaser has independently evaluated the merits of its decision to purchase Ordinary Shares pursuant to this Agreement. Each Purchaser understands that nothing in this Agreement or any other materials presented to such Purchaser in connection with the purchase and sale of the Ordinary Shares constitutes legal, tax or investment advice.

(j)    Notwithstanding anything to the contrary set forth in the Confidentiality Agreements, each Purchaser will hold in confidence (i) all information concerning this Agreement and the sale and issuance of the Ordinary Shares until the Company has made a public announcement concerning this Agreement and the sale and issuance of the Ordinary Shares, and (ii) all confidential information of or concerning the Company communicated to any Purchaser in connection with this Agreement for six (6) months from the Closing Date; provided, however, that any material nonpublic information about the Company communicated to any Purchaser in connection with this Agreement shall be publicly disclosed no later than March 22, 2021, or such later date as may be approved by the Purchasers. Upon the issuance of disclosure on or prior to March 22, 2021 (or such later date as may be approved by the Purchasers), Purchasers shall not be in possession of any material, non-public information received from the Company or any of its officers, directors, or employees or agents, and Purchasers shall no longer be subject to any confidentiality or similar obligations under any current agreement, whether written or oral, with the Company or any of its respective affiliates, relating to the transactions contemplated by this Agreement.

(k)    Each Purchaser understands that no United States federal or state agency or any other Governmental Authority has passed upon or made any recommendation or endorsement of the Ordinary Shares.

(l)    Legend.

(i)

Each Purchaser understands that the Ordinary Shares shall bear a restrictive legend in the following form (and a stop transfer order may be placed against transfer of the certificates for the Ordinary Shares):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR IN ANY OTHER JURISDICTION. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.”

(ii)

The Company acknowledges and agrees that a Purchaser may from time to time pledge, and/or grant a security interest in, some or all of the legended Ordinary Shares in connection with applicable securities laws, pursuant to a bona fide margin agreement in compliance with a bona fide margin loan. Such a pledge would not be subject to approval or consent of the Company. No legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion shall be required in connection with a subsequent transfer or foreclosure following default by such Purchaser transferee of the pledge. Such Purchaser’s transferee shall promptly notify the Company of any such subsequent transfer or foreclosure. Each Purchaser acknowledges that the Company shall not be responsible for any pledges relating to, or the grant of any security interest in, any of the Ordinary Shares or for any agreement, understanding or arrangement between any Purchaser and its pledgee or secured party.

(m)    If any Purchaser is not a United States person (as defined by Section 7701(a)(30) of the U.S. Internal Revenue Code), such Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Ordinary Shares or any use of this Agreement, including (a) the legal requirements within its jurisdiction for the purchase of the Ordinary Shares, (b) any foreign exchange restrictions applicable to such purchase or acquisition, (c) any government or other consents that may need to be obtained, and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Ordinary Shares, including upon the exchange of such Ordinary Shares to ADSs. The Purchaser’s subscription and payment for and continued beneficial ownership of the Ordinary Shares will not violate any applicable securities or other laws of the Purchaser’s jurisdiction.

4. REGISTRATION RIGHTS

4.1    Definitions. For the purpose of this Section 4:

(a)    the term “Resale Registration Statement” shall mean any registration statement required to be filed by Section 4.2 below, and shall include any preliminary prospectus, final prospectus, exhibit or amendment included in or relating to such registration statements; and

(b)    the term “Registrable Shares” means the (i) Ordinary Shares issued and sold hereunder, which may be represented by ADSs and (ii) any Ordinary Shares issued as a dividend or other distribution with respect to, in exchange for, or in replacement of the Ordinary Shares; provided, however, that a security shall cease to be a Registrable Share upon the earliest to occur of the following: (i) a Resale Registration Statement registering such security under the Securities Act has been declared or becomes effective and such security has been sold or otherwise transferred by the holder thereof pursuant to and in a manner contemplated by such effective Resale Registration Statement, (ii) such security is sold pursuant to Rule 144 under circumstances in which any legend borne by such security relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Company, (iii) such security is eligible to be sold by the holder thereof pursuant to Rule 144 without volume or manner-of-sale restrictions and without the need for the Company to be in compliance with the current public information required under Rule 144(c)(i) (or Rule 144(i)(2), if applicable), (iv) such security has been sold or transferred in a private transaction in which the transferor’s rights under this Agreement are not validly assigned to the transferee of such security in accordance with the terms of this Agreement, (v) the termination, liquidation, dissolution of the Company, or (vi) such security shall cease to be outstanding following its issuance.

4.2    Registration Procedures and Expenses. The Company shall:

(a)    file a Resale Registration Statement (the “Mandatory Registration Statement”) with the Commission no later than the date thirty (30) days following the Closing Date (the “Filing Date”), to register all of the Registrable Shares on Form F-3 under the Securities Act (providing for shelf registration of such Registrable Shares under Commission Rule 415), and to provide each Purchaser with a copy of such draft Mandatory Registration Statement for review not less than two Business Days before filing;

(b)    use its reasonable best efforts to cause such Mandatory Registration Statement to be declared effective within (i) 30 days following the Filing Date (or, in the event the Staff reviews and has written comments to the Mandatory Registration Statement, within 75 days following the Filing Date) (the “Effectiveness Deadline”), such efforts to include, without limiting the generality of the foregoing, preparing and filing with the Commission any financial statements or other information that is required to be filed prior to the effectiveness of such Mandatory Registration Statement (for purposes of clarification, any failure by the Company to file the Resale Registration Statement by the Filing Date or to effect such Resale Registration Statement by the Effectiveness Date shall not otherwise relieve the Company of its obligations to file or effect the Resale Registration Statement as set forth above in this Section 4);

(c)    notwithstanding anything contained in this Agreement to the contrary, in the event that the Commission limits the amount of Registrable Shares or otherwise requires a reduction in the number of Registrable Shares that may be included and sold by the Purchasers in the Mandatory Registration Statement (in each case, subject to Section 4.3), then the Company shall prepare and file (i) within 20 Business Days of the first date or time that such excluded Registrable Shares may then be included in a Resale Registration Statement if the Commission shall have notified the Company that certain Registrable Shares were not eligible for inclusion in the Resale Registration Statement or (ii) in all other cases, within 60 days following the date that the Company becomes aware that such additional Resale Registration Statement is required (the “Additional Filing Date”), a Resale Registration Statement (any such Resale Registration Statement registering such excluded Registrable Shares, an “Additional Registration Statement” and, together with the Mandatory Registration Statement, a “Resale Registration Statement”) to register any Registrable Shares that have been excluded (or, if applicable, the maximum number of such excluded Registrable Shares that the Company is permitted to register for resale on such Additional Registration Statement consistent with Commission guidance), if any, from being registered on the Mandatory Registration Statement;

(d)    use its reasonable best efforts to cause any such Additional Registration Statement to be declared effective as promptly as practicable following the Additional Filing Date, such efforts to include, without limiting the generality of the foregoing, preparing and filing with the Commission any financial statements or other information that is required to be filed prior to the effectiveness of any such Additional Registration Statement;

(e)    prepare and file with the Commission such amendments and supplements to such Resale Registration Statements and the prospectus used in connection therewith as may be necessary to keep such Resale Registration Statements continuously effective and free from any material misstatement or omission to state a material fact therein until termination of such obligation as provided in Section 4.6 below, subject to the Company’s right to suspend pursuant to Section 4.5;

(f)    furnish to the Purchasers such number of copies of prospectuses in conformity with the requirements of the Securities Act and such other documents as the Purchasers may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Shares by the Purchasers;

(g)    file such documents as may be required of the Company for normal securities law clearance for the resale of the Registrable Shares in such states of the United States as may be reasonably requested by the Purchasers and use its commercially reasonable efforts to maintain such blue sky qualifications during the period the Company is required to maintain effectiveness of the Resale Registration Statements; provided, however, that the Company shall not be required in connection with this Section 4.2(g) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(h)    upon notification by the Commission that that the Resale Registration Statement has been declared effective by the Commission, the Company shall file the final prospectus under Rule 424 of the Securities Act (“Rule 424”) within the applicable time period prescribed by Rule 424;

(i)    advise the Purchasers as expeditiously as possible, but in any event within five (5) Business Days:

(i)	of the effectiveness of the Resale Registration Statement or any post-effective amendments thereto;

(ii)	of any request by the Commission for amendments to the Resale Registration Statement or amendments to the prospectus or for additional information relating thereto;

(iii)

of the issuance by the Commission of any stop order suspending the effectiveness of the Resale Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Registrable Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes; and

(iv)

of the existence of any fact and the happening of any event that makes any statement of a material fact made in the Resale Registration Statement, the prospectus and amendment or supplement thereto, or any document incorporated by reference therein, untrue, or that requires the making of any additions to or changes in the Resale Registration Statement or the prospectus in order to make the statements therein not misleading.

Notwithstanding anything to the contrary set forth herein, the Company shall not, when so advising Purchaser of such events, provide Purchaser with any material, nonpublic information regarding the Company or its subsidiaries other than to the extent that providing notice to Purchaser of the occurrence of the events listed in (i) through (iv) above constitutes material, nonpublic information regarding the Company; and

(j)    bear all expenses in connection with the procedures in paragraphs (a) through (i) of this Section 4.2 and the registration of the Registrable Shares on such Resale Registration Statement and the satisfaction of the blue sky laws of such states. It is understood, however, that, except as otherwise provided in this Section, the Purchasers shall be responsible for all of their own costs and expenses, including the fees of their counsel, fees charged by the Depositary and share transfer taxes payable on resale of any of the Registrable Shares by them.

4.3    Rule 415; Cutback.

If at any time the staff of the Commission (“Staff”) takes the position that the offering of some or all of the Registrable Shares in a Resale Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act or requires any Purchaser to be named as an “underwriter,” the Company shall use its reasonable best efforts to persuade the Commission that the offering contemplated by the Resale Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Purchasers is an “underwriter;” provided, that if the Commission or another regulatory agency requests that a Purchaser be identified as a statutory underwriter in the Resale Registration Statement, Purchaser will have the opportunity to withdraw from the Resale Registration Statement upon its prompt written request to the Company. In the event that, despite the Company’s reasonable best efforts and compliance with the terms of this Section 4.3, the Staff refuses to alter its position, the Company shall (i) remove from the Resale Registration Statement such portion of the Registrable Shares (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Shares as the Staff may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not agree to name any Purchaser as an “underwriter” in such Resale Registration Statement without the prior written consent of such Purchaser. Any cutback imposed on the Purchasers pursuant to this Section 4.3 shall be allocated among the Purchasers on a pro rata basis, unless the SEC Restrictions otherwise require or provide or the Purchasers holding a majority of the Registrable Shares otherwise agree. From and after such date as the Company is able to effect the registration of such Cut Back Shares in accordance with any SEC Restrictions (the “Restriction Termination Date” of such Cut Back Shares) , all of the provisions of this Section 4 shall again be applicable to such Cut Back Shares; provided, however, that (x) the Filing Deadline for the Resale Registration Statement including such Cut Back Shares shall be 20 Business Days after such Restriction Termination Date, and (y) the Effectiveness Deadline with respect to such Cut Back Shares shall be the 90th day immediately after the Restriction Termination Date or the 150th day if the Staff reviews such Resale Registration Statement (but in any event no later than three Business Days from the Staff indicating it has no further comments on such Resale Registration Statement).

4.4    Indemnification.

(a)    The Company agrees to indemnify and hold harmless the Purchasers, and the partners, members, officers and directors of the Purchasers and each person, if any, who controls the Purchasers within the meaning of the Securities Act or the Exchange Act, from and against any losses, claims, damages or liabilities to which they may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (collectively, “Loss”) (or actions or proceedings in respect thereof) arise out of, or are based upon, any material breach of this Agreement by the Company or any untrue statement or untrue statement of a material fact contained in the Resale Registration Statement or any omission or omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or arise out of any material failure by the Company to fulfill any undertaking included in the Resale Registration Statement and the Company shall reimburse the Purchasers, and their partners, members, officers, directors or controlling persons for any legal or other documented expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable to any Purchaser in any such case to the extent that such Loss arises out of, or is based upon: (i) an untrue statement or omission or alleged untrue statement or omission made in such Resale Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser expressly for use therein; provided further, however, that it is understood that the only such information furnished by or on behalf of such Purchaser shall be limited to the legal name and address of, and the number of shares beneficially owned and offered by, such Purchaser (the “Purchaser Information”); or (ii) any material breach of this Agreement by such Purchaser; provided further, however, that the Company shall not be liable to any Purchaser (or any partner, member, officer, director or controlling person of such Purchaser) to the extent that any such Loss is caused by an untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus if either (i) (A) such Purchaser failed to send or deliver a copy of the final prospectus with or prior to, or such Purchaser failed to confirm that a final prospectus was deemed to be delivered prior to (in accordance with Rule 172 of the Securities Act), the delivery of written confirmation of the sale by such Purchaser to the person asserting the claim from which such Loss resulted and (B) the final prospectus corrected such untrue statement or omission, (ii) (X) such untrue statement or omission is corrected in an amendment or supplement to the prospectus and (Y) having previously been furnished by or on behalf of the Company with copies of the prospectus as so amended or supplemented or notified by the Company that such amended or supplemented prospectus has been filed with the Commission, in accordance with Rule 172 of the Securities Act, such Purchaser thereafter fails to deliver such prospectus as so amended or supplemented, with or prior to or such Purchaser fails to confirm that the prospectus as so amended or supplemented was deemed to be delivered prior to (in accordance with Rule 172 of the Securities Act), the delivery of written confirmation of the sale by such Purchaser to the person asserting the claim from which such Loss resulted or (iii) such Purchaser sold Registrable Shares in violation of such Purchasers’ covenants contained in Section 3.2 of this Agreement.

(b)    Each Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who signs the Resale Registration Statement and each director of the Company), from and against any Loss to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such Loss (or actions or proceedings in respect thereof) arise out of, or are based upon, any breach of this Agreement by such Purchaser or untrue statement or untrue statement of a material fact contained in the Resale Registration Statement (or any omission or omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading in each case, on the effective date thereof), if such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with the Purchaser Information furnished by or on behalf of such Purchaser expressly for use therein; provided, however, that in no event shall any indemnity under this Section 4.4(b) be greater in amount than the dollar amount of the net proceeds received by such Purchaser upon the sale of such Registrable Shares.

(c)    Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 4.4, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall have been notified thereof, such indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate in the reasonable judgment of the indemnified person for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, further, that no indemnifying person shall be responsible for the fees and expense of more than one separate counsel for all indemnified parties. The indemnifying party shall not settle an action without the consent of the indemnified party, which consent shall not be unreasonably withheld.

(d)    If after proper notice of a claim or the commencement of any action against the indemnified party, the indemnifying party does not choose to participate, then the indemnified party shall assume the defense thereof and upon written notice by the indemnified party requesting advance payment of a stated amount for its reasonable defense costs and expenses, the indemnifying party shall advance payment for such reasonable defense costs and expenses (the “Advance Indemnification Payment”) to the indemnified party. In the event that the indemnified party’s actual defense costs and expenses exceed the amount of the Advance Indemnification Payment, then upon written request by the indemnified party, the indemnifying party shall reimburse the indemnified party for such difference; in the event that the Advance Indemnification Payment exceeds the indemnified party’s actual costs and expenses, the indemnified party shall promptly remit payment of such difference to the indemnifying party.

(e)    If the indemnification provided for in this Section 4.4 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Losses, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other, as well as any other relevant equitable considerations; provided, that in no event shall any contribution by an indemnifying party hereunder be greater in amount than the dollar amount of the proceeds received by such indemnifying party upon the sale of such Registrable Shares.

4.5    Prospectus Suspension. Each Purchaser acknowledges that there may be times when the Company must suspend the use of the prospectus forming a part of the Resale Registration Statement until such time as an amendment to the Resale Registration Statement has been filed by the Company and declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. Each Purchaser hereby covenants that it will not sell any Registrable Shares pursuant to said prospectus during the period commencing at the time at which the Company gives the Purchasers notice of the suspension of the use of said prospectus and ending at the time the Company gives the Purchasers notice that the Purchasers may thereafter effect sales pursuant to said prospectus (but may, for the avoidance of doubt, sell pursuant to Rule 144 to the extent then permitted under applicable law); provided, that the Company may not suspend the Resale Registration Statement pursuant to this Section 4.5 on more than two occasions and such suspension periods shall in no event exceed more than 30 consecutive calendar days, or 60 total calendar days, in each case in any 12 month period and that, in the good faith judgment of the Company’s board of directors, the Company would, in the absence of such delay or suspension hereunder, be required under state or federal securities laws to disclose any corporate development, a potentially significant transaction or event involving the Company, or any negotiations, discussions, or proposals directly relating thereto, in either case the disclosure of which would reasonably be expected to have a Material Adverse Effect upon the Company or its shareholders. Notwithstanding anything in this Section 4.5 to the contrary, in the case of a Purchaser that is a multi-managed investment bank or vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets, the obligations of Purchaser under this Section 4.5 shall only apply with respect to the portfolio manager that made the investment decision to purchase the Ordinary Shares covered by this Agreement and the portion of assets managed by such portfolio manager.

4.6    Termination of Obligations. The obligations of the Company pursuant to Section 4.2 hereof shall cease and terminate, with respect to any Registrable Shares, upon the earlier to occur of (a) such time such Registrable Shares have been resold, or (b) such time as such Registrable Shares no longer remain Registrable Shares pursuant to Section 4.1(b) hereof.

4.7    Reporting Requirements.

(a)    With a view to making available the benefits of certain rules and regulations of the Commission that may at any time permit the sale of the Ordinary Shares to the public without registration or pursuant to a Resale Registration Statement on Form F-3, for a period of twenty-four (24) months from the Closing Date, the Company agrees to:

(i)	make and keep public information available, as those terms are understood and defined in Rule 144;

(ii)	file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(iii)

so long as a Purchaser owns Registrable Shares, to furnish to such Purchaser upon request (A) a written statement by the Company as to whether it is in compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, or whether it is qualified as a registrant whose securities may be resold pursuant to Form F-3 and (B) such other information as may be reasonably requested to permit the Purchaser to sell such securities pursuant to Rule 144.

4.8    Blue Sky. The Company shall obtain and maintain all necessary blue sky law permits and qualifications, or secured exemptions therefrom, required by any state for the offer and sale of Registrable Shares.

5. OTHER AGREEMENTS OF THE PARTIES

5.1    Securities Laws Disclosure; Publicity.

(a)    Unless otherwise agreed with the Purchasers, the Company shall: (a) by 9:00 a.m. (New York City time) on the Business Day following the execution and delivery of this Agreement, issue a press release disclosing this Agreement and the transactions contemplated hereby, and (b) by 5:30 p.m. (New York City time) on the fourth Trading Day following the date hereof, file one or more Current Reports on Form 6-K disclosing the material terms of the transactions contemplated hereby. Subject to the foregoing, neither the Company nor any Purchaser shall issue any press releases or any other public statements with respect to the transactions contemplated hereby except as may be reviewed and approved by the Company; provided, however, that the Company shall be entitled, without the prior approval of any Purchaser, to make any press release or other public disclosure as is required by applicable law and regulations; provided, further, that no such press release or other public statement shall identify any Purchaser without such Purchaser’s prior consent.

(b)    Notwithstanding anything to the contrary herein, the Company shall not publicly disclose the name of either Purchaser or any affiliate or investment adviser of such Purchaser, or include the name of either Purchaser or any affiliate or investment adviser of such Purchaser in any press release or in any filing with the Commission or any regulatory agency or trading market, without the prior written consent (including by e-mail) of such Purchaser, except as required by the U.S. federal securities laws, rules or regulations or at the request of the staff of the Commission or of Nasdaq, and, in any such case, the Company shall provide such Purchaser with prior written notice (including by e-mail) of such permitted disclosure, and shall reasonably consult with such Purchaser regarding such disclosure.

5.2    Reservation of Ordinary Shares. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights (save for those granted under applicable law), a sufficient number of Ordinary Shares in its authorized share capital for the purpose of enabling the Company to issue the Ordinary Shares.

5.3    Exchange of Ordinary Shares for ADSs. The Company shall use commercially reasonable efforts to ensure that the Registrable Shares held in the form of Ordinary Shares held by the Purchasers are able to be deposited from time to time with the Depositary, and to cause the Depositary to issue an equivalent number of ADSs to the Purchasers in exchange therefor upon deposit of such Ordinary Shares.

5.4    ADS Registration. The Company shall use commercially reasonable efforts to ensure that Ordinary Shares constituting Registrable Shares then represented by ADSs are registered for sale under the Securities Act as contemplated by Section 4 hereof, and that the class of ADSs is registered under the Exchange Act.

5.5    Exculpation. Each Purchaser (for itself and for each account for which it is acquiring the Ordinary Shares) has carefully reviewed any disclosure documents used in the transactions contemplated hereby and has been furnished with all other materials that it considers relevant to an investment in the Ordinary Shares, has had a full opportunity to ask questions of and receive answers from the Company or any person or persons acting on behalf of the Company concerning the terms and conditions of the transactions contemplated hereby. Each Purchaser is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, except for the statements, representations and warranties contained in the Agreement.

5.6    Further Assurance. (i) At such time that the ADSs representing the Ordinary Shares may be freely sold pursuant to an effective Resale Registration Statement or pursuant to Rule 144 or (ii) at the request of a Holder (defined below) at such time as any Registrable Securities held by such Holder may be sold by such Holder without restriction under Rule 144 (including without limitation, any volume and manner of sale restriction), then, upon the deposit by the Purchaser of all or any portion of such Ordinary Shares with the Depositary or its designated custodian, (a) the Company shall use its reasonable best efforts to cause the Depositary to deliver ADSs for such Ordinary Shares without restrictive legends or other restrictions, pursuant to the Deposit Agreement, (b) in connection therewith, the Company shall use its reasonable best efforts to cause the Company’s register of shareholders to be updated to reflect such ADSs in the name of the Depositary, without restrictive legends or other restrictions and (c) the Company shall cause its legal counsel to deliver an opinion, if necessary, to the transfer agent in connection with the instruction under clause (i) of this Section 5.6 to the effect that the removal of such restrictive legends in such circumstances may be effected under the Securities Act, in each case upon the receipt of customary representations and other documentation, if any, from the Holder as reasonably requested by the Company, its counsel or the transfer agent, establishing that restrictive legends are no longer required. “Holder” shall mean Purchaser or any affiliate of Purchaser to which the rights under this Section 5.6 shall have been assigned.

6. MISCELLANEOUS

6.1    Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated within ten calendar days from the Effective Date through no fault of such Purchaser; provided, however, that no such termination will affect the right of any party to sue for any breach by the other party (or parties), and, upon such termination pursuant to this Section 6.1, any purchase price wired to the Company by a Purchaser shall be promptly returned to the Purchaser, but in no event later than the second Trading Day following such termination.

6.2    Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement, including any transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Ordinary Shares to the Purchasers or upon the exchange of any of the Ordinary Shares to ADSs.

6.3    Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, as well as the Confidentiality Agreements, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such subject matter, which the parties acknowledge have been merged into such documents, exhibits and schedules.

6.4    Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective upon actual receipt via mail, courier or confirmed email by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

6.5    Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by (a) the Company and (b) the Purchasers, or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

6.6    Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

6.7    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their permitted successors and assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). The Purchasers may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company (other than by merger); provided that Purchaser’s rights and obligations hereunder may be assigned to any fund or account managed by the same investment manager as Purchaser, without the prior consent of the Company, provided that such assignee(s) agrees in writing to be bound by the terms hereof, and upon such assignment by a Purchaser, the assignee(s) shall become Purchaser hereunder and have the rights and obligations and be deemed to make the representations and warranties of Purchaser provided for herein to the extent of such assignment; provided further that, no assignment shall relieve the assigning party of any of its obligations hereunder, including any assignment to any fund or account managed by the same investment manager as Purchaser.

6.8    Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

6.9    Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6.10    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

6.11    Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

6.12    Replacement of Shares. If any certificate or instrument evidencing any Ordinary Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity or bond, if requested. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Ordinary Shares.

6.13    Remedies. The Company and each Purchaser shall be entitled to exercise all rights provided herein or granted by law, including recovery of damages, for any breach of the Transaction Documents.

6.14    Independent Nature of Purchasers’ Obligations and Rights. For ease of administration, this single Agreement is being executed so as to enable each Purchaser identified on the signature page to enter into a Agreement, severally, but not jointly. The parties agree that this Agreement shall be treated as if it were a separate agreement with respect to each Purchase listed on the signature page, as if each Purchaser entity had executed a separate Agreement naming only itself as Purchaser. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

6.15    Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.

6.16    WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ASLAN Pharmaceuticals Limited

By:	/s/ Carl Firth
Name:	Carl Firth
Title:	Chief Executive Officer

Address for notice:

ASLAN Pharmaceuticals Limited
83 CLEMENCEAU AVENUE
#12-03 UE SQUARE
SINGAPORE 239920
Attention: Carl Firth
Chief Executive Officer

With copies (that shall not constitute notice) to:

Cooley LLP
4401 Eastgate Mall
San Diego, California 92121
Attention: Patrick Loofbourrow
Chadwick Mills

[Signature Page to Securities Purchase Agreement of ASLAN Pharmaceuticals Limited]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Vivo Opportunity Fund, L.P.

By: Vivo Opportunity, LLC, General Partner

By:	/s/ Gaurav Aggarwal
Name:	Gaurav Aggarwal
Title:	Managing Member

Address for notice:

C/O: Vivo Capital LLC
192 Lytton Avenue, Palo Alto, CA 94301
Attn: General Counsel
E-mail: legal@vivocapital.com
Telephone: (650) 688-0818
Fax: (650) 688-1815

[Signature Page to Securities Purchase Agreement of ASLAN Pharmaceuticals Limited]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Citadel Multi-Strategy Equities Master Fund Ltd.

By: Citadel Advisors LLC, its portfolio manager

By:	/s/ Shellane Mulcahy
Name:	Shellane Mulcahy
Title:	Authorized Signatory

Address for notice:

c/o Citadel Advisors LLC
601 Lexington Avenue
New York, NY 10022
Attn: Harry Greenbaum
Phone: 646-495-8139
Email: CitadelAgreementNotice@citadel.com Harry.Greenbaum@citadel.com

[Signature Page to Securities Purchase Agreement of ASLAN Pharmaceuticals Limited]

Exhibit A

Closing Schedule

Investor Name	Number of Ordinary Shares to be Purchased	Purchase Price of Ordinary Shares
Vivo Opportunity Fund, L.P.	14,204,545	$9,999,999.68
Citadel Multi-Strategy Equities Master Fund Ltd.	11,363,635	$7,999,999.04